UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Lifecycle Long Range Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 0.88% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/07
DWS Lifecycle Long Range Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Institutional Class	5.87%	12.03%	10.39%	11.60%	6.79%
Russell 1000® Index+	7.99%	16.90%	13.77%	15.98%	6.86%
S&P 500® Index++	8.44%	16.44%	13.14%	15.45%	6.57%
Citigroup Broad Investment Grade Bond Index+++	2.42%	5.25%	3.95%	4.23%	6.01%
Asset Allocation Index — Long Range++++	5.54%	11.47%	9.05%	10.30%	6.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 9/30/07	$ 11.56
3/31/07	$ 12.29
Distribution Information: Six Months as of 9/30/07: Income Dividends	$ .23
Capital Gain Distributions	$ 1.19
Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	179	of	442	41
3-Year	107	of	343	32
5-Year	75	of	231	33
10-Year	30	of	127	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++ [] Citigroup Broad Investment Grade Bond Index+++ [] Asset Allocation Index — Long Range++++

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,120,300	$1,345,200	$1,730,800	$1,929,400
	Average annual total return	12.03%	10.39%	11.60%	6.79%
Russell 1000 Index+	Growth of $1,000,000	$1,169,000	$1,472,500	$2,098,900	$1,941,900
	Average annual total return	16.90%	13.77%	15.98%	6.86%
S&P 500 Index++	Growth of $1,000,000	$1,164,400	$1,448,100	$2,051,300	$1,889,600
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Citigroup Broad Investment Grade Bond Index+++	Growth of $1,000,000	$1,052,500	$1,123,400	$1,230,300	$1,791,800
	Average annual total return	5.25%	3.95%	4.23%	6.01%
Asset Allocation Index — Long Range++++	Growth of $1,000,000	$1,114,700	$1,296,700	$1,632,800	$1,864,000
	Average annual total return	11.47%	9.05%	10.30%	6.43%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
++++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, and S&P 500 Index until December 31, 2006), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 0.93% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, Class S shares of the Fund were issued in conjunction with the combination of the Fund and Scudder Lifecycle Long Range Fund, each a feeder fund that had invested all of its investable assets in the same master portfolio. Returns shown for Class S shares for the period prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the DWS Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Class S shares. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/07
DWS Lifecycle Long Range Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	5.67%	11.82%	10.03%	11.17%	6.38%
Russell 1000 Index+	7.99%	16.90%	13.77%	15.98%	6.86%
S&P 500 Index++	8.44%	16.44%	13.14%	15.45%	6.57%
Citigroup Broad Investment Grade Bond Index+++	2.42%	5.25%	3.95%	4.23%	6.01%
Asset Allocation Index — Long Range++++	5.54%	11.47%	9.05%	10.30%	6.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 11.09
3/31/07	$ 11.85
Distribution Information: Six Months as of 9/30/07: Income Dividends	$ .21
Capital Gain Distributions	$ 1.19
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	193	of	442	44
3-Year	126	of	343	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Lifecycle Long Range Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++ [] Citigroup Broad Investment Grade Bond Index+++ [] Asset Allocation Index — Long Range++++

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,182	$13,320	$16,978	$18,556
	Average annual total return	11.82%	10.03%	11.17%	6.38%
Russell 1000 Index+	Growth of $10,000	$11,690	$14,725	$20,989	$19,419
	Average annual total return	16.90%	13.77%	15.98%	6.86%
S&P 500 Index++	Growth of $10,000	$11,644	$14,481	$20,513	$18,896
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Citigroup Broad Investment Grade Bond Index+++	Growth of $10,000	$10,525	$11,234	$12,303	$17,918
	Average annual total return	5.25%	3.95%	4.23%	6.01%
Asset Allocation Index — Long Range++++	Growth of $10,000	$11,147	$12,967	$16,328	$18,640
	Average annual total return	11.47%	9.05%	10.30%	6.43%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index replaced the S&P 500 as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
+++ The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
++++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (Russell 1000 Index effective January 1, 2007, and S&P 500 Index until December 31, 2006), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,056.70	$ 1,058.70
Expenses Paid per $1,000*	$ 4.73	$ 2.83
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.40	$ 1,022.25
Expenses Paid per $1,000*	$ 4.65	$ 2.78
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.92%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Thomas Picciochi, Inna Okounkova and Robert Wang address the markets, portfolio management strategy and resulting performance of DWS Lifecycle Long Range Fund for the six months ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe market conditions over the last year?

A: It was a generally positive period for the US equity market, although with considerable volatility. After exhibiting weakness in strength in February and early March, markets rose through early summer, then drifted lower in late July. The market moved up again in August and rallied significantly in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate cut. The Russell 3000® Index, which is generally regarded as a good indicator of the broad US stock market, returned 7.40% for the six months ended September 30, 2007.1

1 Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Foreign equity markets were also strong, but with considerable variation among markets: Return of the MSCI EAFE® Index, which measures performance of a broad range of international markets, was 8.72% for the six-month period ended September 30, 2007.2 Emerging markets were generally stronger than developed markets. The star performer for the period was Hong Kong's Hang Seng Index, which rose more than 40% for the past six months, benefiting from Asian growth.3

2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Returns in the US fixed-income market were also positive, though considerably lower than equity returns. The Lehman Brothers US Aggregate Index, which measures return of the bond market as a whole, posted a return of 2.31% as of September 30, 2007.4 Treasury securities performed better than more credit-sensitive issues, particularly near the end of the period, as investors demonstrated a reduced tolerance for risk. For the same period, the return of the Merrill Lynch 1-5 US Year Treasury Bill Index was 3.50%.5 Returns on cash equivalents were slightly above bond returns; return of the Merrill Lynch 3-Month T-Bill Index was 2.61%.6

3 The Hang Seng Index is a free-float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. These 40 companies represent approximately 65% of the capitalization of the Hong Kong Stock Exchange.
4 The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.
5 The Merrill Lynch 1-5 Year US Treasury Index is an unmanaged index of US Treasury securities with maturities of one to five years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of returns on US Treasury securities.
6 The Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index of US Treasury securities with maturities of three months or less. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of short-term returns on cash investments.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Lifecycle Long Range Fund managed?

A: The fund invests in a mix of stocks, bonds and short-term investments, with a strategic allocation to each of the three principal asset classes. The investment in each asset class fluctuates depending on our perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities. We regularly use derivatives to increase or decrease exposure to various asset risks.7 We can also take positions in foreign currencies to enhance potential returns or to hedge risks.

The equity strategy is an active quantitative strategy designed to achieve long-term outperformance by systematically exploring market efficiency. Our quantitative stock selection model uses a broad range of information from companies' balance sheets, income statements and cash flow statements. The signals are selected based on statistical evidence and economic intuition.

7 A derivative is a financial arrangement that derives its value from a traditional security, asset, or index.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade (BIG) Bond Index.8

8 The Citigroup Broad Investment Grade (BIG) Bond Index is an unmanaged index that covers an all-inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

We employ a Global Asset Allocation (GAA) overlay, which offers a means to help capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying fund, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.9

9 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

The GAA strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches, thereby enhancing the expected return for a given level of risk. The collective views are then used to determine GAA's positions using a disciplined risk-managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The positions are then implemented by the GAA portfolio managers using futures and forward contracts. The GAA portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

Q: How did the fund perform during the period?

A: In evaluating performance, we look at the fund's absolute returns and its return relative to its benchmark and peer group. Since the fund holds securities in three major asset classes — stocks, bonds and short-term securities — we have created an asset allocation benchmark. The asset allocation benchmark is calculated using the performance of three unmanaged indices representative of stocks (Russell 1000® Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month US Treasury Bill Index) weighted by their corresponding proportion of the fund's target asset allocation to produce the aggregate benchmark.10 We also compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.11

10 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
11 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

The total return of the Russell 1000 Index for the six-month period ended September 30, 2007 was 7.99%. The total return, for the same period, of the Citigroup Broad Investment Grade Bond Index was 2.42%. The Merrill Lynch 3-Month US Treasury Bill Index had a return of 2.62%.

For the six months ended September 30, 2007, the DWS Lifecycle Long Range Fund had a return of 5.87% (Institutional Class), compared with 5.54% for its asset allocation benchmark. The fund outperformed the 4.93% average return of its Lipper peer group of Mixed-Asset Target Allocation Moderate Funds. (Past performance is no guarantee of future results. Please see pages 4 through 11 for the performance of other shares classes and more complete performance information.)

Q: Will you explain the sources of the fund's strong performance over the period?

A: The effectiveness of the Global Asset Allocation overlay was a major factor that enabled the fund to outperform its benchmark and peer group during the period.

The allocation to equities, which provided higher returns than bonds, and decisions regarding currency positions, were the main sources of positive absolute performance. Equity performance within the GAA was particularly positive in September, as investors became more tolerant of risk in response to the Fed's reduction in interest rates. A large long position in the Hang Seng Index was a significant driver of equity outperformance, as this index was among the strongest in the world.

Currency positions also contributed to performance, as the US dollar weakened versus most major currencies, weighed by ongoing credit woes, a reduced rate of economic growth and eroding interest rate differentials. The dollar's weakness helped our long positions in currencies of Great Britain, New Zealand and Canada. Strong oil and commodity prices have also benefited the currencies of Canada and New Zealand, as energy and commodities are important to the economies of these nations.

The portfolio's equity sleeve underperformed its benchmark, the Russell 1000 Index, largely because of weakness in the valuation factors used to select holdings.

The bond portion of the portfolio underperformed the Citigroup Broad Investment Grade Bond Index because our bond portfolio overweighted the credit sectors of the market (that is, corporate and other bonds that carry various degrees of credit risk) relative to US Treasury securities.12 As investors demonstrated concern about credit risk, the least risky securities performed best during this period.

12 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Do you have other comments for shareholders?

A: While the current environment involves risks, including a slowing in the US economy and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength.

For investors, a disciplined asset allocation fund such as DWS Lifecycle Long Range Fund offers the potential to take advantage of a wide range of investment opportunities with a moderate degree of risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/07	3/31/07

Common Stocks	55%	53%
Bonds	36%	35%
Cash Equivalents	9%	12%
	100%	100%
Five Largest Equity Holdings at September 30, 2007 (6.7% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	1.6%
2. Microsoft Corp. Developer of computer software	1.5%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.2%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.2%
5. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%
Five Largest Fixed Income Long-Term Securities at September 30, 2007 (6.0% of Net Assets)
1. US Treasury Note 4.125%, 8/31/2012	3.3%
2. US Treasury Note 4.875%, 6/30/2012	0.9%
3. US Treasury Bond 6.0%, 2/15/2026	0.8%
4. Wells Fargo Mortgage Backed Securities Trust 5.095%, 3/25/2036	0.5%
5. US Treasury Bond 5.0%, 5/15/2037	0.5%

Asset allocation and Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 53.7%
Consumer Discretionary 5.9%
Auto Components 0.1%
TRW Automotive Holdings Corp.*	16,600	525,888
Hotels Restaurants & Leisure 1.3%
Boyd Gaming Corp.	15,600	668,460
Brinker International, Inc.	27,200	746,368
Darden Restaurants, Inc.	43,500	1,820,910
McDonald's Corp.	81,500	4,439,305
Yum! Brands, Inc.	86,400	2,922,912
		10,597,955
Household Durables 0.3%
NVR, Inc.*	5,100	2,398,275
Leisure Equipment & Products 0.1%
Hasbro, Inc.	31,600	881,008
Media 1.5%
CBS Corp. "B"	20,300	639,450
McGraw-Hill Companies, Inc.	114,700	5,839,377
The DIRECTV Group, Inc.*	237,500	5,766,500
		12,245,327
Multiline Retail 0.7%
Big Lots, Inc.*	28,900	862,376
Dollar Tree Stores, Inc.*	57,500	2,331,050
Family Dollar Stores, Inc.	87,000	2,310,720
		5,504,146
Specialty Retail 1.3%
American Eagle Outfitters, Inc.	74,700	1,965,357
AutoZone, Inc.*	35,500	4,122,970
Dick's Sporting Goods, Inc.*	38,500	2,585,275
RadioShack Corp.	51,700	1,068,122
The Sherwin-Williams Co.	8,100	532,251
		10,273,975
Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.*	19,400	917,038
NIKE, Inc. "B"	14,300	838,838
Polo Ralph Lauren Corp.	43,800	3,405,450
		5,161,326
Consumer Staples 3.8%
Beverages 0.5%
Coca-Cola Enterprises, Inc.	94,500	2,288,790
PepsiCo, Inc.	18,900	1,384,614
		3,673,404
Food & Staples Retailing 0.8%
BJ's Wholesale Club, Inc.*	59,200	1,963,072
Costco Wholesale Corp.	30,700	1,884,059
Kroger Co.	57,000	1,625,640
Safeway, Inc.	32,700	1,082,697
		6,555,468
Food Products 0.9%
Dean Foods Co.	18,600	475,788
General Mills, Inc.	77,100	4,472,571
H.J. Heinz Co.	23,600	1,090,320
Kellogg Co.	13,000	728,000
The J.M. Smucker Co.	11,900	635,698
		7,402,377
Household Products 0.8%
Colgate-Palmolive Co.	58,500	4,172,220
Energizer Holdings, Inc.*	10,000	1,108,500
Kimberly-Clark Corp.	14,000	983,640
		6,264,360
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	15,900	675,114
Tobacco 0.7%
Altria Group, Inc.	64,900	4,512,497
Loews Corp. — Carolina Group	16,900	1,389,687
		5,902,184
Energy 7.4%
Energy Equipment & Services 2.5%
ENSCO International, Inc.	40,500	2,272,050
Global Industries Ltd.*	103,400	2,663,584
GlobalSantaFe Corp.	13,800	1,049,076
Noble Corp.	49,900	2,447,595
Patterson-UTI Energy, Inc.	72,800	1,643,096
Tidewater, Inc.	45,700	2,871,788
Transocean, Inc.*	49,400	5,584,670
Unit Corp.*	27,100	1,311,640
		19,843,499
Oil, Gas & Consumable Fuels 4.9%
Chesapeake Energy Corp.	22,200	782,772
Chevron Corp.	104,740	9,801,569
Devon Energy Corp.	64,600	5,374,720
El Paso Corp.	44,300	751,771
ExxonMobil Corp.	102,500	9,487,400
Frontier Oil Corp.	82,700	3,443,628
Marathon Oil Corp.	72,700	4,145,354
Sunoco, Inc.	57,200	4,048,616
Tesoro Corp.	45,100	2,075,502
		39,911,332
Financials 9.2%
Capital Markets 2.1%
Morgan Stanley	117,700	7,415,100
State Street Corp.	12,500	852,000
The Goldman Sachs Group, Inc.	38,500	8,344,490
		16,611,590
Commercial Banks 0.9%
Wells Fargo & Co.	199,100	7,091,942
Consumer Finance 0.2%
Capital One Financial Corp.	27,100	1,800,253
Diversified Financial Services 3.0%
Bank of America Corp.	250,852	12,610,330
Citigroup, Inc.	140,000	6,533,800
JPMorgan Chase & Co.	118,500	5,429,670
		24,573,800
Insurance 1.9%
ACE Ltd.	27,100	1,641,447
Arch Capital Group Ltd.*	9,300	692,013
Genworth Financial, Inc. "A"	37,200	1,143,156
Hartford Financial Services Group, Inc.	9,000	832,950
MetLife, Inc.	67,000	4,671,910
W.R. Berkley Corp.	52,100	1,543,723
XL Capital Ltd. "A"	57,800	4,577,760
		15,102,959
Real Estate Investment Trusts 0.8%
AMB Property Corp. (REIT)	4,100	245,221
AvalonBay Communities, Inc. (REIT)	3,300	389,598
Equity Residential (REIT)	23,200	982,752
Essex Property Trust, Inc. (REIT)	700	82,299
Host Hotels & Resorts, Inc. (REIT)	32,000	718,080
ProLogis (REIT)	17,900	1,187,665
Public Storage (REIT)	10,980	863,577
Simon Property Group, Inc. (REIT)	10,700	1,070,000
The Macerich Co. (REIT)	2,300	201,434
Vornado Realty Trust (REIT)	9,800	1,071,630
		6,812,256
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	12,800	1,315,328
Thrifts & Mortgage Finance 0.1%
MGIC Investment Corp.	35,300	1,140,543
Health Care 7.1%
Biotechnology 0.8%
Genzyme Corp.*	9,000	557,640
Gilead Sciences, Inc.*	146,000	5,967,020
		6,524,660
Health Care Equipment & Supplies 0.9%
Advanced Medical Optics, Inc.*	23,100	706,629
Baxter International, Inc.	21,500	1,210,020
Becton, Dickinson & Co.	52,100	4,274,805
Kinetic Concepts, Inc.*	9,900	557,172
Zimmer Holdings, Inc.*	9,900	801,801
		7,550,427
Health Care Providers & Services 2.0%
Aetna, Inc.	103,100	5,595,237
Coventry Health Care, Inc.*	58,500	3,639,285
Health Net, Inc.*	37,000	1,999,850
Humana, Inc.*	53,100	3,710,628
Medco Health Solutions, Inc.*	14,400	1,301,616
		16,246,616
Life Sciences Tools & Services 0.4%
Invitrogen Corp.*	35,400	2,893,242
Pharmaceuticals 3.0%
Abbott Laboratories	98,400	5,276,208
Bristol-Myers Squibb Co.	152,700	4,400,814
Eli Lilly & Co.	133,700	7,611,541
Endo Pharmaceuticals Holdings, Inc.*	21,100	654,311
Johnson & Johnson	32,400	2,128,680
Merck & Co., Inc.	68,900	3,561,441
Sepracor, Inc.*	35,700	981,750
		24,614,745
Industrials 5.4%
Aerospace & Defense 3.1%
Boeing Co.	83,400	8,756,166
Honeywell International, Inc.	122,200	7,267,234
Lockheed Martin Corp.	74,100	8,039,109
Precision Castparts Corp.	9,600	1,420,608
		25,483,117
Airlines 0.4%
Continental Airlines, Inc. "B"*	53,600	1,770,408
Delta Air Lines, Inc.*	61,200	1,098,540
		2,868,948
Commercial Services & Supplies 0.3%
Dun & Bradstreet Corp.	14,200	1,400,262
The Brink's Co.	10,800	603,504
		2,003,766
Construction & Engineering 0.2%
Fluor Corp.	13,400	1,929,332
Industrial Conglomerates 0.7%
General Electric Co.	129,800	5,373,720
Teleflex, Inc.	6,200	483,104
		5,856,824
Machinery 0.5%
PACCAR, Inc.	50,100	4,271,025
Road & Rail 0.2%
Ryder System, Inc.	31,800	1,558,200
Information Technology 8.1%
Communications Equipment 0.0%
Cisco Systems, Inc.*	11,500	380,765
Computers & Peripherals 3.3%
Apple, Inc.*	47,400	7,277,796
Hewlett-Packard Co.	169,400	8,434,426
International Business Machines Corp.	83,600	9,848,080
NCR Corp.*	23,200	1,155,360
		26,715,662
Internet Software & Services 0.7%
eBay, Inc.*	54,400	2,122,688
Google, Inc. "A"*	6,665	3,780,855
		5,903,543
IT Services 1.0%
Accenture Ltd. "A"	107,500	4,326,875
Computer Sciences Corp.*	70,800	3,957,720
		8,284,595
Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	42,800	885,960
MEMC Electronic Materials, Inc.*	35,700	2,101,302
National Semiconductor Corp.	160,000	4,339,200
NVIDIA Corp.*	61,700	2,236,008
Teradyne, Inc.*	113,100	1,560,780
		11,123,250
Software 1.7%
Microsoft Corp.	423,058	12,463,288
Symantec Corp.*	52,460	1,016,675
		13,479,963
Materials 2.5%
Chemicals 0.5%
Albemarle Corp.	32,200	1,423,240
Celanese Corp. "A"	67,600	2,635,048
Dow Chemical Co.	8,400	361,704
		4,419,992
Containers & Packaging 0.4%
Ball Corp.	13,400	720,250
Packaging Corp. of America	34,500	1,002,915
Pactiv Corp.*	27,500	788,150
Sonoco Products Co.	16,100	485,898
		2,997,213
Metals & Mining 1.6%
Alcoa, Inc.	150,000	5,868,000
Freeport-McMoRan Copper & Gold, Inc.	47,900	5,024,231
Southern Copper Corp.	19,200	2,377,536
		13,269,767
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	118,259	5,003,538
CenturyTel, Inc.	36,100	1,668,542
Citizens Communications Co.	38,500	551,320
Embarq Corp.	49,800	2,768,880
Verizon Communications, Inc.	213,200	9,440,496
Windstream Corp.	111,800	1,578,616
		21,011,392
Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	6,100	599,020
Utilities 1.6%
Electric Utilities 1.0%
Edison International	21,500	1,192,175
FirstEnergy Corp.	38,000	2,406,920
Southern Co.	129,200	4,687,376
		8,286,471
Multi-Utilities 0.6%
Sempra Energy	75,900	4,411,308
Total Common Stocks (Cost $418,380,335)		434,948,152
	Principal Amount ($)	Value ($)

Corporate Bonds 6.0%
Consumer Discretionary 0.5%
TCI Communications, Inc., 8.75%, 8/1/2015	1,085,000	1,257,784
Time Warner Cable, Inc., 144A, 5.4%, 7/2/2012	1,981,000	1,956,638
Viacom, Inc., 5.75%, 4/30/2011	678,000	684,559
		3,898,981
Consumer Staples 0.2%
CVS Caremark Corp.:
6.25%, 6/1/2027	487,000	471,962
6.302%, 6/1/2037	1,336,000	1,298,417
		1,770,379
Energy 0.6%
Canadian Natural Resources Ltd., 6.5%, 2/15/2037	510,000	508,754
Enterprise Products Operating LP, 7.5%, 2/1/2011	71,000	75,405
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,172,241
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	745,000	715,009
XTO Energy, Inc., 6.75%, 8/1/2037	590,000	615,624
		5,087,033
Financials 2.7%
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	1,305,000	1,279,235
Series J, 5.625%, 8/17/2011	895,000	894,543
Axa, 144A, 6.379%, 12/14/2049	710,000	640,160
Corp. Andina de Fomento:
5.75%, 1/12/2017	570,000	559,163
6.875%, 3/15/2012	210,000	222,466
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,180,000	1,272,222
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	741,414
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,037,000	998,992
Goldman Sachs Capital II, 5.793%, 12/29/2049	850,000	804,312
ICICI Bank Ltd., 144A, 6.625%, 10/3/2012	450,000	450,535
Lloyds TSB Group PLC, 144A, 6.267%, 12/31/2049	440,000	402,458
Merrill Lynch & Co., Inc.:
6.11%, 1/29/2037	520,000	489,428
6.22%, 9/15/2026	520,000	509,266
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	1,335,000	1,269,007
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,055,000	2,093,881
Royal Bank of Scotland Group PLC, 7.64%, 3/31/2049	485,000	485,000
SMFG Preferred Capital, 144A, 6.078%, 1/29/2049	1,195,000	1,105,004
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	720,000	693,971
Stoneheath Re, 6.868%, 12/29/2049	1,460,000	1,407,002
The Travelers Cos., Inc.:
6.25%, 3/15/2037 (a)	285,000	275,554
6.25%, 6/15/2037	1,155,000	1,114,105
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	305,000	297,753
Wachovia Capital Trust III, 5.8%, 3/15/2042	1,610,000	1,599,198
Woori Bank, 144A, 6.208%, 5/2/2037	670,000	631,874
XL Capital Ltd., Series E, 6.5%, 12/31/2049	1,095,000	1,022,759
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	711,000	707,025
		21,966,327
Health Care 0.1%
Quest Diagnostics, Inc., 6.95%, 7/1/2037	336,000	345,832
Information Technology 0.1%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	629,000	596,923
Seagate Technology HDD Holdings:
6.375%, 10/1/2011 (a)	315,000	309,487
6.8%, 10/1/2016	75,000	73,313
		979,723
Materials 0.2%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015 (a)	1,042,000	1,012,441
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	489,778
		1,502,219
Telecommunication Services 0.2%
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	354,000	359,772
Qwest Corp., 7.625%, 6/15/2015	913,000	956,368
SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	350,000	354,867
		1,671,007
Utilities 1.4%
Arizona Public Service Co., 6.875%, 8/1/2036	490,000	504,770
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	265,000	272,055
Constellation Energy Group, 7.6%, 4/1/2032	290,000	323,536
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	400,000	396,299
7.5%, 6/30/2066	1,305,000	1,327,408
Energy East Corp.:
6.75%, 6/15/2012 (a)	970,000	1,018,820
6.75%, 7/15/2036	450,000	459,292
FPL Group Capital, Inc., Series D, 7.3%, 9/1/2067	170,000	175,067
Integrys Energy Group, Inc., 6.11%, 12/1/2066	795,000	738,565
Nevada Power Co., Series N, 6.65%, 4/1/2036 (a)	1,100,000	1,091,934
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,738,373
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,135,000	1,090,508
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	904,590
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	1,200,000	1,131,337
		11,172,554
Total Corporate Bonds (Cost $48,850,968)		48,394,055

Asset Backed 0.6%
Home Equity Loans
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	421,804	418,691
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	737,918	731,871
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,320,000	1,287,118
"A6", Series 2006-15, 5.826%, 10/25/2046	450,000	432,881
"A1B", Series 2007-S1, 5.888%, 11/25/2036	738,605	734,826
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	1,277,128
Merrill Lynch Mortgage Investors Trust, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	21,153	20,832
Total Asset Backed (Cost $4,971,112)		4,903,347

Commercial and Non-Agency Mortgage-Backed Securities 14.2%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.762%**, 5/25/2036	1,345,000	1,342,583
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2005-5, 5.115%, 10/10/2045	1,240,000	1,212,157
"A2", Series 2007-2, 5.634%, 4/10/2049	1,160,000	1,172,978
"A2", Series 2007-3, 5.838%, 7/10/2012	940,000	954,124
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	2,873,324	2,820,869
"2A1", Series 2006-4, 5.809%**, 10/25/2036	1,089,893	1,096,682
"22A1", Series 2007-4, 6.011%**, 6/25/2047	795,413	784,446
Bear Stearns Commercial Mortgage Securities, Inc., "AAB", Series 2007-PW16, 5.902%**, 10/11/2016	1,550,000	1,564,193
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.275%**, 12/25/2035	1,119,803	1,115,202
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	897,729	898,649
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C5, 5.413%, 10/15/2049	1,000,000	991,530
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.535%**, 3/25/2036	2,139,283	2,144,247
"2A1A", Series 2007-AR8, 5.929%**, 7/25/2037	2,939,307	2,920,936
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,155,082	1,176,018
Citigroup/Deutsche Bank Commercial Mortgage Trust, "F", Series 2007-CD4, 5.555%, 12/11/2049	690,000	613,294
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,164,461	1,176,619
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	841,688	838,407
"A6", Series 2004-14T2, 5.5%, 8/25/2034	793,125	792,341
"1A1", Series 2004-J1, 6.0%, 2/25/2034	191,492	189,398
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.219%**, 3/20/2036	1,315,000	1,311,973
"2A1", Series 2006-HYB1, 5.339%**, 3/20/2036	937,584	935,680
"1A1", Series 2007-HY1, 5.701%**, 4/25/2037	1,845,626	1,844,684
Credit Suisse Mortgage Capital Certificates:
"3A1", Series 2006-9, 6.0%, 11/25/2036	498,631	488,191
"3A19", Series 2007-5, 6.0%, 7/25/2036	1,438,638	1,410,202
"5A14", Series 2007-1, 6.0%, 2/25/2037	1,361,751	1,371,880
First Horizon Mortgage Pass-Through Trust, "1A2", Series 2006-AR4, 5.505%**, 1/25/2037	1,975,144	1,974,467
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	820,000	794,792
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	740,110	739,685
"4A1", Series 2005-AR6, 5.46%**, 11/19/2035	1,066,544	1,045,117
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,704,641	1,712,821
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039	2,150,000	2,154,346
GS Mortgage Securities Corp. II:
"A2", Series 2007-GG10, 5.778%, 8/10/2045	2,130,000	2,164,797
"AAB", Series 2007-GG10, 5.993%, 8/10/2045	2,100,000	2,126,423
"J", Series 2007-GG10, 144A, 5.993%, 8/10/2045	1,419,000	1,091,367
"K", Series 2007-GG10, 144A, 5.993%, 8/10/2045	993,000	721,524
GSR Mortgage Loan Trust:
"2A1", Series 2007-AR2, 5.495%, 5/25/2047	1,995,521	1,994,217
"1A2", Series 2005-3F, 5.5%, 3/25/2035	1,955,000	1,952,679
"2A1", Series 2007-AR1, 6.01%**, 3/25/2037	1,799,951	1,816,332
IndyMac Inda Mortgage Loan Trust, "1A1", Series 2006-AR3, 5.36%**, 12/25/2036	1,387,568	1,382,959
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.92%**, 2/12/2049	1,280,000	1,292,565
"ASB", Series 2007-LD11, 6.007%**, 6/15/2049	2,140,000	2,169,997
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.78%**, 7/25/2035	2,023,980	2,000,777
"3A3", Series 2004-A3, 4.975%**, 7/25/2034	1,380,000	1,314,365
"2A1R", Series 2006-A7, 5.455%**, 1/25/2037	1,782,263	1,781,423
"1A1", Series 2007-A4, 5.487%**, 6/25/2037	2,035,186	2,027,246
"2A1" Series 2006-A5, 5.5%**, 8/25/2036	1,218,399	1,223,688
"2A4", Series 2006-A2, 5.755%**, 4/25/2036	2,000,000	1,991,962
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,253,775	1,253,571
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,180,824	1,194,081
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 3.814%**, 12/21/2034	1,376,682	1,338,767
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	47,589	47,939
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,019,680	990,364
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	171,212
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	700,000	704,482
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	2,200,000	2,201,992
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,410,000	1,410,527
New York Mortgage Trust, "2A3", Series 2006-1, 5.651%**, 5/25/2036	1,400,000	1,409,679
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	579,197	577,928
"CB", Series 2004-QS2, 5.75%, 2/25/2034	692,762	677,392
Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.623%**, 2/25/2037	641,509	639,488
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,190,000	1,124,154
"5A1", Series 2005-18, 5.529%**, 9/25/2035	943,925	945,443
"2A1", Series 2006-1, 5.613%**, 2/25/2036	568,032	564,905
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	351,928	330,592
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	1,000,000	994,736
"A5", Series 2007-C30, 5.342%, 12/15/2043	1,300,000	1,272,916
"A2", Series 2007-C31, 5.421%, 4/15/2047	3,510,000	3,513,385
"APB", Series 2005-C22, 5.445%**, 12/15/2044	1,300,000	1,293,790
"A2", Series 2007-C32, 5.924%**, 6/15/2049	1,420,000	1,442,079
"H", Series 2007-C32, 144A, 5.929%**, 6/15/2049	990,000	832,356
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.058%**, 12/25/2035	1,325,000	1,313,900
"1A3", Series 2005-AR16, 5.104%**, 12/25/2035	1,305,000	1,287,907
"1A1", Series 2006-AR18, 5.349%**, 1/25/2037	1,321,225	1,316,171
"2A2", Series 2006-AR18, 5.497%**, 1/25/2037	1,385,000	1,368,692
"1A1", Series 2007-HY4, 5.559%**, 4/25/2037	1,930,477	1,923,807
"1A1", Series 2006-AR16, 5.606%**, 12/25/2036	1,648,295	1,642,518
"4A1", Series 2007-HY7, 5.876%**, 7/25/2037	2,191,830	2,142,856
"1A3", Series 2006-AR8, 5.895%**, 8/25/2046	1,395,000	1,406,987
Wells Fargo Mortgage Backed Securities Trust:
"2A5", Series 2006-AR2, 5.095%**, 3/25/2036	3,867,508	3,834,079
"3A2", Series 2006-AR8, 5.237%**, 4/25/2036	2,070,000	2,069,359
"A1", Series 2006-3, 5.5%, 3/25/2036	1,752,017	1,750,848
"A6", Series 2006-AR11, 5.52%**, 8/25/2036	1,995,000	1,964,298
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,268,662	1,274,900
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $115,090,504)		114,868,932

Collateralized Mortgage Obligations 2.1%
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,317,208	1,271,771
"BE" Series 3128, 5.0%, 5/15/2033	1,400,000	1,336,789
"BG", Series 2869, 5.0%, 7/15/2033	315,000	304,505
"KD", Series 2915, 5.0%, 9/15/2033	1,460,000	1,407,622
"NE", Series 2802, 5.0%, 2/15/2033	880,000	852,799
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	2,002,658
"PD", Series 2844, 5.0%, 12/15/2032	1,175,000	1,137,116
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,011,879
"TE", Series 2780, 5.0%, 1/15/2033	875,000	848,428
"XD", Series 2941, 5.0%, 5/15/2033	2,010,000	1,934,857
"PE", Series 2378, 5.5%, 11/15/2016	1,177,547	1,181,826
Federal National Mortgage Association:
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,365,499
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,240,079
"A2", Series 1998-M1, 6.25%, 1/25/2008	41,492	41,375
Total Collateralized Mortgage Obligations (Cost $17,022,426)		16,937,203

Mortgage Backed Securities Pass-Throughs 4.5%
Federal Home Loan Mortgage Corp.:
4.5%, 6/1/2020	2,166,686	2,096,354
5.5%, 10/1/2023	919,250	907,615
6.0%, 12/1/2025	1,011,074	1,017,906
6.5%, 1/1/2035	900,941	923,570
Federal National Mortgage Association:
4.5%, with various maturities from 6/1/2019 until 10/1/2033	9,502,182	9,130,072
5.5%, with various maturities from 11/1/2024 until 7/1/2037	15,276,086	15,010,363
6.0%, with various maturities from 1/1/2024 until 4/1/2024	1,876,922	1,888,726
6.5%, with various maturities from 5/1/2023 until 8/1/2036	5,322,059	5,440,715
9.0%, 11/1/2030	59,552	65,401
Total Mortgage Backed Securities Pass-Throughs (Cost $36,492,684)		36,480,722

Municipal Bonds and Notes 1.4%
Arroyo Grande, CA, Redevelopment Agency, Tax Allocation, Redevelopment Project Area, 5.304%, 9/1/2019 (b)	1,280,000	1,254,374
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project:
5.42%, 2/1/2010 (b)	1,090,000	1,103,494
5.57%, 2/1/2014 (b)	610,000	615,752
Los Angles, CA, Community Redevelopment Agency, Finance Authority Revenue, Pooled Financing, Series L, 6.15%, 9/1/2026 (b)	640,000	654,285
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 3.9%, 7/1/2010 (b)	950,000	928,577
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,316,146
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,740,000	1,829,593
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (b)	1,105,000	1,056,977
Whittier, CA, Redevelopment Agency, Tax Allocation, Housing Projects, Series B, 6.09%, 11/1/2038 (b)	1,400,000	1,404,606
Total Municipal Bonds and Notes (Cost $11,122,860)		11,163,804

Government and Agency Obligations 6.9%
US Treasury Obligations
US Treasury Bills:
4.72%***, 10/18/2007 (c)	110,000	109,755
4.73%***, 10/18/2007 (c)	115,000	114,743
4.815%***, 10/18/2007 (c)	1,000,000	998,467
4.815%***, 10/18/2007 (c)	9,782,000	9,767,004
US Treasury Bonds:
5.0%, 5/15/2037 (a)	3,658,000	3,752,307
6.0%, 2/15/2026 (a)	5,972,000	6,763,290
US Treasury Notes:
4.0%, 2/15/2015	545,000	530,226
4.125%, 8/31/2012 (a)	26,674,000	26,565,650
4.875%, 6/30/2012 (a)	7,394,000	7,600,803
Total Government and Agency Obligations (Cost $55,932,688)		56,202,245
	Shares	Value ($)

Preferred Stocks 0.0%
Arch Capital Group Ltd., Series A, 8.0% (Cost $20,498)	809	20,858

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 5.38% (d) (e) (Cost $35,605,795)	35,605,795	35,605,795

Cash Equivalents 8.9%
Cash Management QP Trust, 5.14% (d) (Cost $71,961,163)	71,961,163	71,961,163
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $815,451,033)+	102.7	831,486,276
Other Assets and Liabilities, Net	(2.7)	(21,664,433)
Net Assets	100.0	809,821,843
* Non-income producing security
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
*** Annualized yield at time of purchase; not a coupon rate
+ The cost for federal income tax purposes was $820,191,282. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $11,294,994. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,360,592 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,065,598.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2007 amounted to $34,921,714 which is 4.3% of net assets.
(b) Bond is insured by one of these companies
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Company	0.2
MBIA Corp.	0.6
XL Capital Insurance	0.3
(c) At September 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/29/2007	204	22,315,308	22,293,375	(21,933)
EOE Dutch Stock Index	10/19/2007	94	14,598,586	14,543,261	(55,325)
Hang Seng Index	10/30/2007	253	43,222,167	44,231,919	1,009,752
S&P 500 Index	12/20/2007	20	7,446,448	7,690,479	244,032
Share Price Index 200	12/20/2007	52	7,262,970	7,620,385	357,415
Total net unrealized appreciation					1,533,941

At September 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	12/20/2007	115	42,835,571	44,220,375	(1,384,804)

As of September 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	474,266	AUD	568,000	12/18/2007	28,054
USD	13,294,748	CAD	13,805,000	12/18/2007	597,440
USD	38,969,725	GBP	19,235,000	12/18/2007	315,029
USD	33,193,600	NZD	47,150,000	12/18/2007	2,266,811
Total unrealized appreciation					3,207,334
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar GBP Pound Sterling NZD New Zealand Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $707,884,075) — including $34,921,714 of securities loaned	$ 723,919,318
Investment in Daily Assets Fund Institutional (cost $35,605,795)*	35,605,795
Investment in Cash Management QP Trust (cost $71,961,163)	71,961,163
Total investments, at value (cost $815,451,033)	831,486,276
Cash	20,000
Foreign currency, at value (cost $14,879,226)	15,234,159
Receivable for investments sold	4,541,370
Dividends receivable	317,634
Interest receivable	2,471,649
Receivable for Fund shares sold	1,113,925
Unrealized appreciation on forward foreign currency exchange contracts	3,207,334
Receivable for daily variation margin on open futures contracts	1,217,538
Due from Advisor	134,737
Other assets	40,309
Total assets	859,784,931
Liabilities
Payable for investments purchased	13,584,498
Payable upon return of securities loaned	35,605,795
Payable for Fund shares redeemed	1,355
Accrued management fee	286,662
Other accrued expenses and payables	484,778
Total liabilities	49,963,088
Net assets, at value	$ 809,821,843
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited) (continued)
Net Assets consist of
Undistributed net investment income	147,029
Net unrealized appreciation (depreciation) on: Investments	16,035,243
Futures	149,137
Foreign currency	3,563,439
Accumulated net realized gain (loss)	12,110,094
Paid-in capital	777,816,901
Net assets, at value	$ 809,821,843
Net Asset Value
Class S Net Asset Value offering and redemption price(a) per share ($5,017,158 ÷ 452,584 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.09

Institutional Class

Net Asset Value offering and redemption price(a) per share ($804,804,685 ÷ 69,612,098 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 11.56
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 3,420,350
Interest (net of foreign taxes withheld of $6,379)	7,485,277
Interest — Cash Management QP Trust	2,125,368
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	46,971
Total Income	13,077,966
Expenses: Management fee	2,315,135
Administration fee	397,197
Services to shareholders	642,542
Auditing	37,938
Legal	17,975
Trustees' fees and expenses	14,642
Custodian fee	15,887
Reports to shareholders	25,039
Registration fees	16,487
Other	29,445
Total expenses before expense reductions	3,512,287
Expense reductions	(1,316,044)
Total expenses after expense reductions	2,196,243
Net investment income	10,881,723
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	13,896,029
Futures	13,893,465
Foreign currency	2,188,461
29,977,955
Change in net unrealized appreciation (depreciation) on: Investments	3,681,334
Futures	(2,181,813)
Foreign currency	2,828,432
4,327,953
Net gain (loss)	34,305,908
Net increase (decrease) in net assets resulting from operations	$ 45,187,631

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Operations: Net investment income	$ 10,881,723	$ 21,334,561
Net realized gain (loss)	29,977,955	93,749,918
Change in net unrealized appreciation (depreciation)	4,327,953	(41,015,364)
Net increase (decrease) in net assets resulting from operations	45,187,631	74,069,115
Distributions to shareholders from: Net investment income Class S	(90,317)	(531,935)
Institutional Class	(14,969,754)	(18,648,813)
Net realized gains Class S	(494,435)	(899,280)
Institutional Class	(74,807,873)	(19,732,118)
Fund share transactions: Proceeds from shares sold	53,017,738	62,454,436
Reinvestment of distributions	90,356,748	39,808,921
Cost of shares redeemed	(54,056,040)	(128,188,418)
Redemption fees	25,816	63,097
Net increase (decrease) in net assets from Fund share transactions	89,344,262	(25,861,964)
Increase (decrease) in net assets	44,169,514	8,395,005
Net assets at beginning of period	765,652,329	757,257,324
Net assets at end of period (including undistributed net investment income of $147,029 and $4,325,377, respectively)	$ 809,821,843	$ 765,652,329

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2007[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.85	$ 11.30	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income[c]	.14	.33	.22	.21	.11
Net realized and unrealized gain (loss)	.50	.80	.70	.30	.93
Total from investment operations	.64	1.13	.92	.51	1.04
Less distributions from: Net investment income	(.21)	(.25)	(.24)	(.32)	(.36)
Net realized gains	(1.19)	(.33)	—	—	—
Total distributions	(1.40)	(.58)	(.24)	(.32)	(.36)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.09	$ 11.85	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[d]	5.67**	10.16	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	31	56	69
Ratio of expenses before expense reductions (%)	1.09*	.93	1.41	1.33[e]	1.41e*
Ratio of expenses after expense reductions (%)	.92*	.71	1.00	1.00[e]	1.00e*
Ratio of net investment income (%)	2.37*	2.67	1.92	1.90	1.65*
Portfolio turnover rate (%)[g]	234**	174	101	106[f]	115e,f**
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the six months ended September 30, 2007 (Unaudited).
[b] For the period from July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[f] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
[g] The portfolio turnover rate including mortgage dollar roll transactions was 238%, 175%, 108%, 122% and 124% for the six months ended September 30, 2007 and the years ended March 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.29	$ 11.74	$ 11.04	$ 10.84	$ 9.17	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.16	.34	.27	.25	.21	.25
Net realized and unrealized gain (loss)	.53	.85	.74	.33	1.94	(1.53)
Total from investment operations	.69	1.19	1.01	.58	2.15	(1.28)
Less distributions from: Net investment income	(.23)	(.31)	(.31)	(.38)	(.48)	(.47)
Net realized gain	(1.19)	(.33)	—	—	—	—
Total distributions	(1.42)	(.64)	(.31)	(.38)	(.48)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.56	$ 12.29	$ 11.74	$ 11.04	$ 10.84	$ 9.17
Total Return (%)[c]	5.87**	10.28	9.19	5.42	23.71	(11.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	805	761	726	719	702	548
Ratio of expenses before expense reductions (%)	.88*	.89	.91	.83[d]	.91[d]	.93[d]
Ratio of expenses after expense reductions (%)	.55*	.55	.55	.55[d]	.55[d]	.55[d]
Ratio of net investment income (%)	2.74*	2.83	2.37	2.35	2.08	2.61
Portfolio turnover rate (%)	234f**	174[f]	101[f]	106[e,f]	115[e,f]	133[e]
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[e] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 and 2003 ratios represent the Asset Management Portfolio only.
[f] The portfolio turnover rate including mortgage dollar roll transactions was 238%, 175%, 108%, 122% and 124% for the six months ended September 30, 2007 and the years ended March 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Class S and Institutional Class. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $12,916,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($6,029,000), March 31, 2011 ($4,331,000), March 31, 2012 ($2,301,000) and March 31, 2013 ($255,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $677,346,995 and $643,055,988, respectively. Purchases and sales of US Treasury obligations aggregated $173,751,623 and $171,744,727, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $14,097,375 and $14,029,880, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund with respect to the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of Institutional Class at 1.03%.

Effective October 1, 2006, the Advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay total operating expenses at 0.55% for Institutional Class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organization and offering expenses). This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended September 30, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $681,267 and the amount charged aggregated $1,633,868 which was equivalent to an annualized effective rate of 0.41% of the Fund's average daily net assets.

In addition, for the six months ended September 30, 2007, the Advisor reimbursed $632,909 of services to shareholders from non-affiliated entities for the Institutional Class.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2007, the Advisor received an Administration Fee of $397,197, of which $64,900 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class S	$ 1,025	$ —	$ 347
Institutional Class	243	243	—
	$ 1,268	$ 243	$ 347

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,232, of which $9,582 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2007, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 64%, 21% and 10%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2007, the Fund's custodian fees were reduced by $1,625 for custody credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	24,490	$ 280,950	350,375	$ 4,045,889
Institutional Class	4,316,246	52,736,788	4,825,664	58,408,547
		$ 53,017,738		$ 62,454,436
Shares issued to shareholders in reinvestment of distributions
Class S	53,563	$ 584,752	122,508	$ 1,430,927
Institutional Class	7,889,544	89,771,996	3,164,121	38,377,994
		$ 90,356,748		$ 39,808,921
Shares redeemed
Class S	(58,789)	$ (677,920)	(2,814,416)	$ (33,157,167)
Institutional Class	(4,487,216)	(53,378,120)	(7,919,157)	(95,031,251)
		$ (54,056,040)		$ (128,188,418)
Redemption fees		$ 25,816		$ 63,097
Net increase (decrease)
Class S	19,264	$ 187,782	(2,341,533)	$ (27,680,311)
Institutional Class	7,718,574	89,156,480	70,628	1,818,347
		$ 89,344,262		$ (25,861,964)

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Aberdeen Asset Management Inc. ("AAMI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to AAMI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisers by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class S shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended December 31, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and AAMI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA and AAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and AAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or AAMI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23339E 517	23339E 525
Fund Number	812	567

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007